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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 7, 1998


                            RED BRICK SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                   0-27310                 77-0145392
           --------                   -------                 ----------
 (State or other jurisdiction       (Commission            (I.R.S. Employer
       of incorporation)            File Number)          Identification No.)


485 Alberto Way, Los Gatos, California                             95032
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


     Company's telephone number, including area code:  (408) 399-3200
                                                      ---------------

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ITEM 5.  OTHER EVENTS

         On October 7, 1998, Red Brick Systems, Inc., a Delaware corporation ("Red Brick"), Informix Corporation, a Delaware corporation ("Informix"), and IC Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Informix ("Merger Sub"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement") and, subject to the conditions set forth therein (including approval by the stockholders of Red Brick), Merger Sub will merge with and into Red Brick and Red Brick will become a wholly-owned subsidiary of Informix (such events constituting the "Merger"). Upon consummation of the Merger, Merger Sub will cease to exist as a corporation and all of the business, assets, liabilities and obligations of Merger Sub will be merged into Red Brick with Red Brick remaining as the surviving corporation (the "Surviving Corporation"). As a result of the Merger, each outstanding share of Red Brick Common Stock, other than shares owned by Red Brick, will be converted into the right to receive 0.600 of a share (the "Exchange Ratio") of Informix Common Stock, and each outstanding option to purchase Red Brick Common Stock will be assumed by Informix (each, an "Assumed Option"), along with any outstanding warrants to purchase Red Brick Common Stock (each, an "Assumed Warrant") and will become an option or warrant to purchase that number of shares of Informix Common Stock as is equal (rounded down to the nearest whole share) to the number of shares of Red Brick Common Stock that was subject to such option or warrant immediately prior to the Merger, multiplied by the Exchange Ratio. The exercise price of each Assumed Option and Assumed Warrant will be equal to the quotient determined by dividing the exercise price per share of Red Brick Common Stock at which such Assumed Option or Assumed Warrant was exercisable immediately prior to the effective time of the Merger by the Exchange Ratio, rounded up to the nearest whole cent. The foregoing summary of the Merger is qualified in its entirety by reference to the copy of the Merger Agreement included as
Exhibit 2.1 to this Form 8-K.

         In connection with entering into the Merger Agreement, Red Brick and Informix entered into a Stock Option Agreement dated October 7, 1998 (the "Stock Option Agreement"). Under the terms of the Stock Option Agreement,
Red Brick granted Informix an option (the "Merger Option") to acquire a number of shares of Red Brick Common Stock, at the price of $2.40 per share, equal to 19.9% of the shares of Red Brick capital stock issued and outstanding on the date the Merger Option is exercisable. The Merger Option is exercisable (i) immediately prior to the earlier of a consummation of, or the record date for, a meeting of Red Brick stockholders with regard to an acquisition proposal for an acquisition transaction with a party other than Informix, (ii) immediately prior to the effectiveness of a change of control (as defined in the Stock Option Agreement) of the Red Brick Board of Directors as a result of an election contest within the meaning of Rule 14a-11 of the Securities Exchange Act or (iii) upon the termination of the Merger Agreement under certain circumstances set forth in the Merger Agreement and the Stock Option Agreement. At any time the Merger Option is exercisable, Informix may deliver a "put" notice (the "Put Notice") to Red Brick, requiring Red Brick to pay Informix the difference between the market price and the exercise price of the Merger Option. Under the terms of the Stock Option Agreement, any proceeds to Informix in excess of $2,000,000, resulting from the exercise of the Merger Option, will be remitted to Red Brick, and Red Brick will not be required to pay Informix more than $2,000,000 in connection with the

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delivery of a Put Notice.  The foregoing summary of the Stock Option
Agreement is qualified in its entirety by reference to the form of Stock Option Agreement attached as Exhibit B to the Merger Agreement and included as Exhibit 99.2 to this Form 8-K.

         Also in connection with entering into the Merger Agreement, all officers and directors of Red Brick executed voting agreements and irrevocable proxies agreeing, among other terms, to vote all shares of Red Brick Common Stock owned or acquired by them in favor of the Merger. The officers, directors and stockholders executing such voting agreements and irrevocable proxies were, collectively, the beneficial owners of an aggregate of approximately 1,433,278 shares of Red Brick's Common Stock, or approximately 11.06% of the outstanding number of shares of Red Brick Common Stock, as of September 30, 1998 (including in such amount all options to acquire Red Brick Common Stock held by such individuals that were exercisable within 60 days of such date).

         Also on October 7, 1998, Red Brick and Harris Trust and Savings Bank ("Harris Trust") entered into Amendment No. 1 To Rights Agreement (the "Amendment") amending the Rights Agreement between Red Brick and Harris Trust dated as of July 21, 1997 (the "Rights Agreement"). The Amendment provides, among other terms, that neither a Distribution Date, Section 11(a)(ii) Trigger Date nor a Shares Acquisition Date (each as defined in the Rights Agreement) shall be deemed to have occurred, neither Informix or Merger Sub nor any of their affiliates shall be deemed to have become an Acquiring Person (as defined in the Rights Agreement), and no holder of any Rights (as defined in the Rights Agreement) shall be entitled to exercise such Rights under, or be entitled to any rights pursuant to, any of Sections 3(a), 7(a), 11(a) or 13 of the Rights Agreement, in any such case solely by reason of (a) the approval, execution or delivery of any of the Merger Agreement or related agreements or any amendments to any thereof approved in advance by the Board of Directors of Red Brick or (b) the commencement or, prior to termination of the Merger Agreement, the consummation of any of the transactions contemplated by the Merger Agreement or related agreements in accordance with
the provisions of such agreements, including the Merger.   The Amendment also
provides that the Rights Agreement will terminate immediately prior to the effective time of the Merger. The foregoing summary of the Amendment is qualified in its entirety by reference to the form of the Amendment included as Exhibit 4.1 to this Form 8-K.

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ITEM 7.  EXHIBITS.


         Exhibit
         Number       Description
         -------      -----------
           2.1        Agreement and Plan of Reorganization by and among Red
                      Brick Systems, Inc., Informix Corporation and IC Merger
                      Corporation dated October 7, 1998, including the form of
                      Voting Agreement, Stock Option Agreement, Affiliate
                      Agreement, and Non-Competition Agreement attached thereto
                      as Exhibits A, B, C and D-2, respectively.

           4.1        Amendment No. 1 To Rights Agreement between Red Brick
                      Systems, Inc. and Harris Trust and Savings Bank dated
                      October 7, 1998.

          99.1        Form of Voting Agreement by and between Informix
                      Corporation and the undersigned stockholder of Red Brick
                      Systems, Inc.

          99.2        Form of Stock Option Agreement by and between Red Brick
                      Systems, Inc. and Informix Corporation.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Red Brick Systems, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RED BRICK SYSTEMS, INC.


Date:  October 30, 1998                By: /s/ CHRISTOPHER G. ERICKSON
                                           -------------------------------------
                                           Christopher G. Erickson,
                                           President and Chief Executive Officer

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                                 EXHIBIT INDEX


          Exhibit
          Number     Description
          ------     -----------
           2.1       Agreement and Plan of Reorganization by and among Red
                     Brick Systems, Inc., Informix Corporation and IC
                     Merger Corporation dated October 7, 1998, including
                     the form of Voting Agreement, Stock Option Agreement,
                     Affiliate Agreement, and Non-Competition Agreement
                     attached thereto as Exhibits A, B, C and D-2,
                     respectively.

           4.1       Amendment No. 1 To Rights Agreement between Red Brick
                     Systems, Inc. and Harris Trust and Savings Bank dated
                     October 7, 1998.

          99.1       Form of Voting Agreement by and between Informix
                     Corporation and the undersigned stockholder of Red
                     Brick Systems, Inc.

          99.2       Form of Stock Option Agreement by and between Red
                     Brick Systems, Inc. and Informix Corporation.
